October 13, 2010

Dreyfus International Stock Index Fund

Dreyfus International Value Fund

Dreyfus International Equity Fund

Dreyfus Diversified International Fund

International Stock Fund

Supplement to Current Prospectus

The following information supplements and supersedes any contrary information contained in the fund’s prospectus.

Effective December 15, 2010, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged before the end of the required holding period.  The fund reserves the right to reimpose a redemption fee in the future.